Exhibit 10.1

AMENDMENT TO THE CARNIVAL CORPORATION

FUN SHIP NONQUALIFIED SAVINGS PLAN

The Carnival Corporation Fun Ship Nonqualified Savings Plan (the “Plan”) is hereby amended, effective January 1, 2010, as follows (deletions struck-through, additions bolded):

Section 5.4 of the Plan is amended to add the following sentence at the end:

All Profit-Sharing Contributions made in accordance with Section 5.3 on account of the Plan Year that begins on or after January 1, 2010 shall be fully vested and non-forfeitable at all times.